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OneTravel Holdings, Incorporated

      5775 Peachtree Dunwoody Road, Building G Suite 300 Atlanta, GA 30346
                     o Tel 404-256-6620 o Fax 404-943-1094
                          (www.onetravelholdings.com)
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FOR IMMEDIATE RELEASE:

        OneTravel Holdings Receives Notice of Failure to Satisfy Listing
                             Requirements From AMEX

                     OTV Must File 10-K by December 12, 2005

- Company expects to comply with AMEX requirement well in advance of the December date

ATLANTA - October 21, 2005--OneTravel Holdings, Inc. (AMEX: OTV), a leading online and offline provider of travel and leisure services announced that it has received a notice of a failure to satisfy continued listing standards from the America Stock Exchange ("AMEX") in connection with the failure of OTV to timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2005. The notice requires that OTV contact the AMEX verbally on or before October 26, 2005, which the Company has done. The notice also requires that the Company submit a written plan to AMEX by November 2, 2005 explaining the actions the Company will take to ensure compliance on or before December 12, 2005. According to the letter, OTV will be in compliance at such time as it files the Form 10-K

The Company is committed to providing the written plan to the AMEX prior to the required date and fully expects to have the Form 10-K filed well in advance of the December 12, 2005 deadline.

For further details please refer to the Company's 8K filing on this subject.

About OneTravel Holdings, Inc. (AMEX:OTV)
-----------------------------------------

OneTravel Holdings, Inc. (www.onetravelholdings.com) derives all of its revenues from its travel business subsidiaries, Farequest Holdings, Inc., operating under the name 1-800-CHEAPSEATS (www.cheapseats.com) and OneTravel, Inc. (www.onetravel.com), both of which are leading online and offline providers of a full range of travel services, and FS SunTours, Inc., which sells leisure and vacation travel packages under the SunTrips(R) brand (www.suntrips.com). The Company derives additional revenue from operating other travel related web sites including www.discounthotels.com and www.11thhour.com.

Statements in this news release about anticipated or expected future revenue or shareholder value growth or expressions of future goals or objectives, including statements regarding market conditions or whether current plans to grow and strengthen the Company's business will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release and documents, the words "anticipate", "believe", "estimate", "expect" and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or a change in market demand for its products and services or to fully or effectively integrate all business units or the inability to realize anticipated cost savings or revenue and stockholder value growth opportunities associated with the acquisitions of Farequest Holdings, Inc. and OneTravel, Inc. The Company has previously mentioned in conference calls that gross bookings are not equal to gross revenues under generally accepted accounting principles, so no inference can be made about profitability based on gross bookings unless expressly stated by the Company. There is also no certainty that the Company will be successful in its quest to secure strategic alliances in its efforts to close the sale of the SunTrips business. The Company is also subject to those risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's historical losses and negative cash flow, its need for additional capital, including to finance the $12,500,000 promissory notes payable to the former stockholders of OneTravel, Inc., and that future financing, if

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available, will dilute the Company's current common stockholders. Additionally, forward-looking statements concerning the performance of the travel and leisure industry are based on current market conditions and risks, which may change as the result of certain regulatory, political, or economic events, a shift in consumer travel preferences, as well as those risks and uncertainties described in the Company's SEC filings, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. For a complete description of the items approved at the annual stockholder's meeting, the Company's proxy statement is available for viewing in the Company's SEC filings.

Company Contact:                            Investor Relations Contact:
----------------                            ---------------------------
Marc Bercoon                                Rich O'Leary
President                                   Genesis Select Corp
OneTravel Holdings, Inc.                    Boulder, Colorado
mbercoon@onetravel.com                      303-415-0200
404-256-6620                                roleary@genesisselect.com



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